EXHIBIT 4.0

                        SPECIMEN COMMON STOCK CERTIFICATE

                                  COMMON STOCK
                                 NUMBER SHARES
                        CITIZENS COMMUNITY BANCORP, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
                             MARCO ISLAND, FLORIDA
                                                              CUSIP  174900  100
                              SAMPLE SAMPLE SAMPLE
THAT CERTIFIES THAT
 is the owner of:
    FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK $.01 VALUE PER SHARE OF

CITIZENS COMMUNITY BANCORP, INC. The shares represented by this certificate are transferrable only to the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Secretary of the Corporation), to all of which provisions the holder by acceptance hereof, assents. The shares by this certificate are not of an insurable type and are not of an insurable type and are not insured by the Federal Deposit Insurance Corporation.

IN WITNESS WHEREOF, CITIZENS COMMUNITY BANCORP, INC. has caused this certificate to be executed by the signature of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:

/s/Stephen  A.  McLaughlin, Secretary            /s/Richard Storm, Jr., Chairman
-------------------------------------            -------------------------------
Stephen  A.  McLaughlin, Secretary                  Richard Storm, Jr., Chairman

The Board of Directors of the Corporation is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of common stock and serial preferred stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

The following abbreviations, when used in the inscription of the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-- as tenants in common
                               UNIF TRANS MIN ACT--_______as Custodian for______
                                                   (Cust)                (Minor)
TEN ENT-- as tenants by the entities              under the ____________ Uniform
                                                              (State)
JT TEN-- as joint tenants with right of           Transfers to Minors Act_______
survivorship and not as tenants in common                               (Shares)



    Additional abbreviations may also be used though not in the above list.
--------------------------------------------------------------------------------

For value  received  ________________  hereby sell,  assign and  transfer  unto:

Please insert social security number
or other identifying number of assignee:  ______________________________________


--------------------------------------------------------------------------------
                  (Please print or typewrite name and address
                     including postal zip code of assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------    shares

represented by the within certificate, and do hereby irrevocably constitute and appoint_______________ as the Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Date____________   19,_________
                                                     ___________________________
                                                            Signature
___________________________
  Signature  Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificates in every particular without alteration or enlargement or any change whatever.

Stock certificates submitted to the Company for transfer of ownership must be accompanied by a ten dollar ($10.00) transfer fee payable to the Company.